UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2011

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 15, 2011, Cascade Microtech, Inc., the “Company” entered into change in control severance agreements (the “Change in Control Agreements”) with certain of its executive officers, including Jeff Killian, Steve Harris, Steve Mahon, Ellen Raim, Paul O’Mara and Eric Strid. The material provisions of the Change in Control Agreements are described below. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Change in Control Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

•

The term of the Change in Control Agreements commenced on July 15, 2011 and will end on December 31, 2012, provided that, beginning on January 1, 2013, and each January 1 thereafter, the term shall be extended one additional year, unless either party gives notice of non-renewal at least 90 days before any January 1 renewal date, and provided further that the term shall extend for a period of one year beyond the date of a Change in Control (as such term is defined in the Change in Control Agreements).

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The Change in Control Agreements provide that in the event (i) a covered executive is terminated by the Company without Cause within one year after a Change in Control, or (ii) a covered executive resigns from the Company for Good Reason within one year after a Change in Control (as such terms are defined in the Change in Control Agreements), such covered executive shall be entitled to the following: (1) continued payment of Base Salary through the date of termination; (2) a lump sum amount equal to the sum of (a) 12 month’s Base Salary, and (b) 100 percent of the covered executive’s current target incentive under the Company’s executive incentive plans; (3) the acceleration and full vesting of all Equity Awards (as such term is defined in the Change in Control Agreements) that would have vested had the covered executive remained employed for a 24-month period following the date of the covered executive’s termination and (4) the continuation of certain insurance benefits for a period of 12 months after the date of termination.

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Under the terms of the Change in Control Agreements, in the event that any payments or benefits paid or payable to a covered executive pursuant to their Change in Control Agreement would constitute a “parachute payment” within the meaning of Section 280G of the Code, then the award to such covered executive under the terms of the Change in Control Agreement will be reduced to the maximum amount allowable that avoids such characterization.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Form of Change In Control Severance Agreements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 20, 2011.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Jeff A. Killian
Jeff A. Killian
Vice President and Chief Financial Officer